                        CONSENT NUMBER 1 AND FIRST AMENDMENT


         CONSENT NUMBER 1 AND FIRST AMENDMENT, dated as of July 3, 1996 (this "AMENDMENT "), to the Credit Agreement, dated as of June 27, 1996 (the "CREDIT AGREEMENT "), among Hexcel Corporation (the "COMPANY "), the Foreign Borrowers from time to time parties thereto (together with the Company, the "BORROWERS "), the banks and other financial institutions from time to time parties thereto (the "LENDERS "), the Collateral Agent named therein and Credit Suisse, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT "; together with the Collateral Agent, the "AGENTS ").

                                W I T N E S S E T H  :

         WHEREAS, the Borrowers are parties to the Credit Agreement;

         WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement and consent to the amendment of certain provisions of the Collateral Agency Agreement, as more fully described herein;

         WHEREAS, the Lenders and the Agents are willing to amend such provisions of the Credit Agreement and consent to such amendment of the Collateral Agency Agreement only upon the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Borrowers, the Lenders and the Agents hereby agree as follows:

         3. DEFINITIONS . All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

         3. AMENDMENT OF SECTION 8.2 . Section 8.2 of the Credit Agreement hereby is amended by:

    (a) deleting from clauses (a)(i), (a)(ii), (a)(iii) and (c) thereof the phrase "(A) quarterly in arrears on the first Business Day of each January, April, July and October, commencing on October 1, 1996"; and

    (b) substituting therefor (in each such instance) the phrase "(A) quarterly in arrears on the third Business Day of each January, April, July and October, commencing on October 3, 1996, for the period ending on (and including) the last day of the immediately preceding December, March, June or September, respectively".

         3. AMENDMENT OF SECTION 8.10 . Section 8.10 of the Credit Agreement hereby is amended by:

    (a) deleting from clause (a) thereof the phrase "in each case payable quarterly in arrears on the first Business Day of each January, April, July and October, commencing on October 1, 1996," and by substituting therefor the phrase "in each case payable (in the currency in which the relevant Letter of Credit is denominated) on the third Business Day of each January, April, July and October, commencing on October 3, 1996 for the period ending on (and including) the last day of the immediately preceding December, March, June or September, respectively,".

    (b) deleting from clauses (b) and (c) thereof the phrase "(A) quarterly in arrears on the first Business Day of each January, April, July and October, commencing on October 1, 1996" and by substituting therefor (in each such instance) the phrase "(A) quarterly in arrears on the third Business Day of each January, April, July and October, commencing on October 3, 1996, for the period ending on (and including) the last day of the immediately preceding December, March, June or September, respectively".

              4. AMENDMENT OF SECTION 17.7 . Section 17.7 of the Credit Agreement hereby is amended by:

    (a) deleting from clause (a) thereof the phrase "without the written concurrence of the Requisite Lenders and the Borrowers" and by substituting therefor the phrase "without the written concurrence of the Requisite Lenders and each Borrower directly affected thereby"; and

    (b) deleting from clause (b) thereof the phrase "signed by each Borrower, each Syndicated Lender and each other Lender which is directly affected thereby" and by substituting therefor the phrase "signed by each Syndicated Lender, the European Overdraft Bank, each other Lender which is directly affected thereby and each Borrower which is directly affected thereby".

              5. AMENDMENT OF SCHEDULES . The Schedules to the Credit Agreement hereby are amended to reflect the changes which are blacklined on the pages attached hereto as Exhibit A.

              6. CONSENT TO AMENDMENT OF COLLATERAL AGENCY AGREEMENT . Each Lender hereby consents to the amendment of the Collateral Agency Agreement upon substantially the terms set forth in Exhibit B hereto and hereby instructs each of the Administrative Agent and the Collateral Agent to execute and deliver an amendment document substantially in such form.

              7. CONDITIONS TO EFFECTIVENESS . This Amendment shall become effective on and as of the date that the Administrative Agent shall have received counterparts of this Amendment, duly executed by each Borrower, each Syndicated Lender and the European Overdraft Bank.

              8. REPRESENTATIONS AND WARRANTIES . The Company, as of the date hereof and after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates the representations and warranties made by it and each Foreign Borrower in Section 10 of the Credit Agreement and otherwise in the Loan Documents to which it is a party; PROVIDED that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

              9. LIMITED EFFECT . The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver or amendment of any provisions of any of the Loan Documents. Except as expressly modified herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

              10. COUNTERPARTS . This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

              11. GOVERNING LAW . THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                  HEXCEL CORPORATION
                                  HEXCEL S.A.    [Belgium]
                                  HEXCEL S.A.    [Lyon]
                                  BROCHIER S.A.
                                  SALVER S.R.L.
                                  DANUTEC WERKSTOFF AKTIENGESELLSCHAFT


                                  By:
                                     ---------------------------------
                                     Name:
                                     Title:

                                  HEXCEL (U.K.) LIMITED
                                  HEXCEL COMPOSITES LIMITED
                                  HEXCEL COMPOSITES GMBH


                                  By:
                                     -----------------------------------
                                     Name:
                                     Title:

                                  HERCULES AEROSPACE ESPANA S.A.


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:

                                  CREDIT SUISSE, as the Administrative Agent


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:

                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:

                                  CITIBANK, N.A.. as Collateral Agent and as a Lender (including, without limitation, as European Overdraft Bank)



                                  By:
                                     ----------------------------------
                                     Name:
                                     Title:

                                  CREDIT SUISSE, as the Swing Loan Bank, the
                                  Issuing Bank and a Lender


                                  By:
                                     -----------------------------------
                                    Name:
                                    Title:

                                  By:
                                     -----------------------------------
                                     Name:
                                     Title:

                                  THE BANK OF NEW YORK


                                  By:
                                     -----------------------------------
                                     Name:
                                     Title:

                                  BANQUE NATIONALE DE PARIS, SAN FRANCISCO
                                  BRANCH


                                  By:
                                     -----------------------------------
                                     Name:
                                     Title:

                                  THE CHASE MANHATTAN BANK, N.A.


                                  By:
                                     -----------------------------------
                                     Name:
                                     Title:

                                  CREDIT LYONNAIS


                                  By:
                                     -----------------------------------
                                     Name:
                                     Title:

                                  ISTITUTO BANCARIO SAN PAOLO DI TORINO, S.P.A.


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:



                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:

                                  SOCIETE GENERALE


                                  By:
                                     -------------------------------------
                                     Name:
                                     Title:

                                  SWISS BANK CORPORATION, New York and Cayman
                                  Island Branches


                                  By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                  By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                  UNION BANK OF SWITZERLAND


                                  By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                  CREDIT SUISSE (LUXEMBOURG) S.A., as a Local
                                  Lender


                                  By:
                                     ---------------------------------------
                                     Name:
                                     Title:

                                  CREDIT SUISSE, as a Local Lender


                                  By:
                                     --------------------------------
                                     Name:
                                     Title:

                                  By:
                                     ---------------------------------
                                     Name:
                                     Title: